UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 25, 2022

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

new jersey	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

485C ROUTE 1 SOUTH, SUITE 400, ISELIN NEW JERSEY 08830

(Address of Principal Executive Offices) (Zip Code)

732-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MSEX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 5.07. Submission of Matters to a Vote of Security Holders

Middlesex Water Company (the “Company”) held its Annual Meeting of Shareholders on Tuesday, May 23, 2022 via virtual audio webcast. Shareholders voted to re-elect continuing directors Steven M. Klein, Amy B. Mansue and Walter G. Reinhard (Class II), to serve a term of office of three years; and Vaughn L. McKoy (Class III), to serve the remaining one year of a three-year term. At the Annual Meeting, the Company’s shareholders voted on the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, (2022 Proxy Statement) which was filed with the Securities and Exchange Commission on April 8, 2022 and mailed to shareholders.

Proposal No. 1

Description of Matters Submitted

1)	A proposal to elect four nominees to the Board – Directors Steven M. Klein, Amy B. Mansue and Walter G. Reinhard (Class II), whose terms would expire at the 2025 Annual Meeting of Shareholders and Vaughn L. McKoy (Class III),) whose term would expire at the 2023 Annual Meeting of Shareholders. The directors were elected and received the following votes:

Director (Class II)	For	Withheld	Broker Non-Votes
Steven M. Klein	11,402,036	1,128,724	2,789,340
Amy B. Mansue	11,701,419	829,341	2,789,340
Walter G. Reinhard	11,122,981	1,407,279	2,789,340

Director (Class III)
Vaughn L. McKoy	12,463,514	67,246	2,789,340

Proposal No. 2

Description of Matters Submitted

2)	A proposal to approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the 2022 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
11,869,742	589,392	71,626	2,789,340

Proposal No. 3

Description of Matters Submitted

3)	A proposal to ratify the appointment by the Audit Committee of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
15,167,001	91,310	61,789	0

Item 8.01 Other Events

2022 Annual Meeting of Shareholders

On May 23, 2022, Middlesex Water Company held its 2022 Annual Meeting of Shareholders virtually and exclusively online via audio webcast. Announcement of voting results at which shareholders elected three Class II Directors and one Class III Director; approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers and ratified the Audit Committee’s appointment of Baker Tilly US, LLP as the independent registered public accounting firm for 2022 is described above.

Management’s presentation at the Annual Meeting of Shareholders will be available in the Investors section of the company’s website www.middlesexwater.com under Financials/Annual Meeting and also at www.virtualshareholdermeeting.com/MSEX2022. The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Press Release

On May 25, 2022, the Company issued a press release describing the voting results of shareholders at the Annual Meeting held May 23, 2022. A copy of the Company’s press release dated May 25, 2022 is filed here with as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Document

99.1	Company officers’ slide show presentation at the Annual Meeting of Shareholders held May 23, 2022

99.2	Company press release announcing Annual Meeting voting results dated May 25, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

s/A. Bruce O’Connor
A. Bruce O’Connor
Sr. Vice President, Treasurer and
Chief Financial Officer

Dated: May 25, 2022